SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report, Earliest Event Reported:                9/25/01


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of June 1, 2001, providing for the issuance of Structured Asset Securities Corporation, Mortgage
Pass-Through Certificates, Series 2001-SB1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware                   333-35026-19
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)


74-2440850
(I.R.S. Employer
Identification No.)


          200 Vesey Street
         New York, New York                        10285
         (Address of Principal                   (Zip Code)
         Executive Offices)


Registrant's telephone number:               (212) 526-7000


Item 5.  Other Events.

On Behalf of Structured Assets Securities Corporation,
Series 2001-SB1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Trust Agreement, dated June 1, 2001 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated 9/25/01 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.       Item 1: Legal Proceedings:                            NONE

D.       Item 2: Changes in Securities:                        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2001-SB1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution Date:                    9/25/01

                                                   Class
             Beginning                            Accrued
Class         Balance          Principal          Interest
   A1        63,569,930.94      1,793,083.13        178,790.43
   A2       120,211,518.28      1,214,741.73        338,094.90
   A3                 0.00              0.00              0.00
   A4       148,650,015.12      1,571,919.44        418,078.17
   A5        48,256,600.01        814,726.98        135,721.69
  AIO*       30,906,245.96                N/A        86,923.82
  AP**        1,887,988.51         36,325.62                N/A
    B1       10,676,289.38         35,884.14         30,027.06
    B2        7,472,806.56         25,116.89         21,017.27
    B3        5,337,151.36         17,938.73         15,010.74
    B4        4,270,317.09         14,352.99         12,010.27
    B5        3,201,496.15         10,760.57          9,004.21
    B6        7,489,530.24         25,173.10         21,064.30
    R                 0.00              0.00              0.01
  Total     421,023,643.64      5,560,023.32      1,265,742.87


           Realized Loss   Net Prepmt        Current
            of Principal   Interest          Interest
Class        Allocated     Shortfall Amt     Shortfall (2)
       A1             0.00              0.00              0.00
       A2             0.00              0.00              0.00
       A3             0.00              0.00              0.00
       A4             0.00              0.00              0.00
       A5             0.00              0.00              0.00
     AIO*               N/A             0.00              0.00
     AP**             0.00                N/A               N/A
       B1             0.00              0.00              0.00
       B2             0.00              0.00              0.00
       B3             0.00              0.00              0.00
       B4             0.00              0.00              0.00
       B5             0.00              0.00              0.00
       B6             0.00              0.00              0.00
        R             0.00              0.00              0.00
    Total             0.00              0.00              0.00


         Outstanding
         Interest          Remaining
Class    Shortfall         Balance
A1                    0.00     61,776,847.81
A2                    0.00    118,996,776.55
A3                    0.00              0.00
A4                    0.00    147,078,095.68
A5                    0.00     47,441,873.03
AIO*                  0.00     30,516,963.33
AP**                    N/A     1,851,662.89
 B1                   0.00     10,640,405.24
 B2                   0.00      7,447,689.67
 B3                   0.00      5,319,212.63
 B4                   0.00      4,255,964.10
 B5                   0.00      3,190,735.58
 B6                   0.00      7,464,357.14
R                     0.00              0.00
Total                 0.00    415,463,620.32

AMOUNTS PER $1,000 UNIT

         Beginning         Principal         Interest
Class    Balance           Distribution      Distribution
A1               934.851926         26.368870          2.629271
A2               991.443379         10.018571          2.788435
A3                 0.000000          0.000000          0.000000
A4               994.713699         10.518733          2.797632
A5               989.189079         16.700701          2.782094
AIO              968.985772               N/A          2.725273
AP               974.816490         18.755842               N/A
 B1              993.328003          3.338681          2.793735
 B2              993.328002          3.338680          2.793735
 B3              993.328003          3.338680          2.793735
 B4              993.328004          3.338681          2.793736
 B5              993.328002          3.338681          2.793736
 B6              993.328003          3.338680          2.793735
R                  0.000000          0.000000          0.100000

AMOUNTS PER $1,000 UNIT

         Realized Loss                       Current Period
         of Principal      Remaining         Pass-Through
Class    Allocated         Balance           Rate
A1                  0.00000         908.48306            3.375%
A2                  0.00000         981.42481            3.375%
A3                      N/A           0.00000            3.375%
A4                  0.00000         984.19497            3.375%
A5                      N/A         972.48838            3.375%
AIO                     N/A         956.78082            3.375%
AP                  0.00000         956.06065                NA
 B1                 0.00000         989.98932            3.375%
 B2                 0.00000         989.98932            3.375%
 B3                 0.00000         989.98932            3.375%
 B4                 0.00000         989.98932            3.375%
 B5                 0.00000         989.98932            3.375%
 B6                 0.00000         989.98932            3.375%
R                   0.00000           0.00000            3.375%

Reports to Certificateholders
Trust Agreement Dated June 1, 2001
(Pursuant to Section 4.03)

                                Group 1           Group 2
i) Beg Agg Sch'd Prin Bal     142,169,254.43     60,842,037.31
Scheduled Principal               545,362.32        195,992.28
Curtail and Paid in Full           82,311.45         13,100.45
Paid in Full                    1,227,039.00      1,025,233.12
Liquidation Proceeds                    0.00              0.00
Insurance Proceeds                      0.00              0.00
Realized Loss                           0.00              0.00
End Agg Sch'd Prin Bal        140,314,541.66     59,607,711.46
Non-AP Balance (Beginning)    141,657,220.86     60,767,469.04
Non-AP Balance (Ending)       139,813,889.99     59,534,883.45
Count                               4,130.00            619.00

                                Group 3           Group 4            Total
i) Beg Agg Sch'd Prin Bal     164,709,390.62     53,302,951.94    421,023,634.30
Scheduled Principal               517,910.28        158,152.79      1,417,417.67
Curtail and Paid in Full           22,307.96         18,577.79        136,297.65
Paid in Full                    1,090,166.98        663,868.89      4,006,307.99
Liquidation Proceeds                    0.00              0.00              0.00
Insurance Proceeds                      0.00              0.00              0.00
Realized Loss                           0.00              0.00              0.00
End Agg Sch'd Prin Bal        163,079,005.40     52,462,352.47    415,463,610.99
Non-AP Balance (Beginning)    163,634,048.67     53,076,908.55    419,135,647.12
Non-AP Balance (Ending)       162,015,250.41     52,247,925.59    413,611,949.44
Count                               3,564.00          1,014.00          9,327.00


ii) Aggregate Advances          Group 1           Group 2
   Advances Required              59916.97256       52947.79364
   Advances Paid                  59916.97256       52947.79364
   Unpaid Advances                    0.00000           0.00000


ii) Aggregate Advances          Group 3           Group 4
   Advances Required             101037.77131       65948.42090
   Advances Paid                 101037.77131       65948.42090
   Unpaid Advances                    0.00000           0.00000

ii) Aggregate Advances           Total
   Advances Required             279850.95842
   Advances Paid                 279850.95842
   Unpaid Advances                    0.00000

                             Realized Losses
iii) Realized Losses            Current         Since Cutoff
                    Group 1             0.00              0.00
                    Group 2             0.00              0.00
                    Group 3             0.00              0.00
                    Group 4             0.00              0.00
                      Total             0.00              0.00

                                Group 1           Group 2
iv) Servicing Fee                  29,618.71         12,675.42
Trustee Fee                           710.95            304.23

                                Group 3           Group 4            Total
iv) Servicing Fee                  34,314.34         11,104.67         87,713.14
Trustee Fee                           823.53            266.43          2,105.14

v) Mortgage Loans Outstanding and Delinquency Information:
                           Outstanding Loans
                                 Count            Balance
Group 1                                4,130   $140,314,541.66
Group 2                                  619    $59,607,711.46
Group 3                                3,564   $163,079,005.40
Group 4                                1,014    $52,462,352.47
Total                                  9,327   $415,463,610.99

                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                   29     $1,120,375.44
Group 2                                   17     $1,141,901.05
Group 3                                   53     $2,289,626.15
                                          46     $2,622,973.35
Total                                    145     $7,174,875.99

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                   11       $409,529.87
Group 2                                    6       $406,719.04
Group 3                                   27     $1,154,995.35
                                          23     $1,214,560.11
Total                                     67     $3,185,804.37

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    1        $34,213.87
Group 3                                    0             $0.00
                                           2       $109,801.55
Total                                      3       $144,015.42

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           0             $0.00
Total                                      0             $0.00

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           0             $0.00
Total                                      0             $0.00

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           5       $361,904.44
Total                                      0             $0.00

iii) REO Loans                          Count           Balance
                    Group 1             0.00              0.00
                   Group 2              0.00              0.00
                    Group 3             0.00              0.00
                    Group 4             0.00              0.00
                      Total             0.00              0.00

viii) Deleted and Qualifying Substitute Mortgage Loans
               Group            Loan No.          Prin Bal


                                Senior Certs           Groups:
                                           1                 2                 3
ix) Accrued and Unpaid Prin             0.00              0.00              0.00
Accrued and Unpaid Int                  0.00              0.00              0.00

                                                    Subordinate
                                           4             Certs               Tot
ix) Accrued and Unpaid Prin             0.00              0.00              0.00
Accrued and Unpaid Int                  0.00              0.00              0.00

x) Purchased Mortgage Loans
               Group          Loan Number    Principal Balance


                                      Current         Aggregate
xi) Special Hazard Losses               0.00              0.00
     Fraud Losses                       0.00              0.00
     Bankrupcy Losses                   0.00              0.00
     All realized Losses                0.00              0.00

                                        Limit            Excess
xi) Special Hazard Losses      16,187,450.29              0.00
     Fraud Losses              12,900,201.00              0.00
     Bankrupcy Losses             100,000.00              0.00
     All realized Losses                0.00              0.00

         Group:                            1                 2
xii) Available Distribution    $2,275,999.53     $1,416,136.93
     APO Principal Distribu       $11,381.89         $1,740.25

                                           3                 4               Tot
xii) Available Distribution    $2,130,295.18     $1,003,334.54     $6,825,766.18
     APO Principal Distribu       $11,586.97        $11,616.51        $36,325.62

xiii) Loans Acquired throug            Group       Loan Number Principal Balance

                                      Group 1           Group 2
xiv) Senior Percentage                 90.75%            90.89%
      Senior Prepayment Per           100.00%           100.00%
      Subordinate Percentag             9.25%             9.11%
      Subordinate Prepaymen             0.00%             0.00%

                                      Group 3           Group 4
xiv) Senior Percentage                 90.84%            90.92%
      Senior Prepayment Per           100.00%           100.00%
      Subordinate Percentag             9.16%             9.08%
      Subordinate Prepaymen             0.00%             0.00%

                           SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRUCTURED ASSET SECURITIES CORPORATION


                           By: /s/ Eve Kaplan
                           Name: Eve Kaplan
                           Title: Vice President

         Dated:            9/25/01